Note 6 - Income Taxes - Effective Tax Rate Reconciliation (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income tax expense (benefit) at Statutory rate, amount	$ (26,699)	$ 22,857
Income tax expense (benefit) at Statutory rate, rate	21.00%	21.00%
Other, amount	$ (278)	$ 360
Other, rate	0.20%	0.30%
Total	$ (26,977)	$ 23,217
Net, rate	21.20%	21.30%